Tralesinidase Alfa Enzyme Replacement Therapy (TA-ERT) for the Treatment of Sanfilippo Syndrome Type B (MPS IIIB) Conference Call April 15, 2025   Javier Szwarcberg, M.D., M.P.H., CEO Samir Gharib, M.B.A., President & CFO Kirk Ways, M.D., Ph.D., CMO

Forward Looking Statements This presentation contains forward-looking statements about Spruce Biosciences, Inc. (“we,” “Spruce” or the “Company”). All statements other than statements of historical facts contained in this presentation are forward-looking statements, including statements about our strategy, our expectations regarding the timing and achievement of our product candidates' development activities and ongoing and planned clinical trials, the timing or likelihood of regulatory filings and approvals for any of our product candidates, amount and sufficiency of our cash and cash equivalents to achieve our projected milestones and to fund our planned operations, and plans and expectations for future operations. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to: our limited operating history; our expectation that we will incur net losses for the foreseeable future, and that we may never be profitable; our ability to continue as a going concern; our need for additional funding and related risks for our business, product development programs and future commercialization activities; the timing and success of clinical trials we conduct; the ability to obtain and maintain regulatory approval of our product candidates; the ability to commercialize our product candidates; our ability to compete in the marketplace; risks regarding our license agreement; our ability to obtain and maintain intellectual property protection for our product candidates; and our ability to manage our growth. We operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications, surveys and other data obtained from third-party sources and Spruce’s own internal estimates and research. While Spruce believes these third-party studies, publications, surveys and other data to be reliable as of the date of this presentation, it has not independently verified, and makes no representations as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent source has evaluated the reasonableness or accuracy of Spruce’s internal estimates or research and no reliance should be made on any information or statements made in this presentation relating to or based on such internal estimates and research. This presentation discusses product candidates that are under clinical study and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which they are being studied. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state of jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  You agree to keep any information provided herein confidential and not to disclose any of the information to any other parties without our prior express written permission. Neither the information contained in this presentation nor any further information made available by us or any of our affiliates or employees, directors, representatives, officers, agents or advisers in connection with this presentation will form the basis of, or be construed as, a contract or any other legal obligation. 2

Spruce Bio: Global Neuro Biopharma Company

Tralesinidase Alfa Enzyme Replacement Therapy (TA-ERT) for MPS IIIB

BLA-Ready Program

Expected BLA Filing anticipated in 1H 2026

- U.S. FDA Alignment on HS-NRE[1] as Valid Surrogate for Accelerated Approval
- Potential PRV Eligibility Upon U.S. FDA Approval[2]
- First-to-Market Potential | IP Exclusivity to 2037 | Orphan Drug Designations in US + EU
- Measured Investment Required for Launch | Commercial Team of ~10
- Fatal pediatric neurodegenerative genetic disorder with no approved therapies

Precision Psychiatry Program

Topline data anticipated in 1H 2026

- Tildacerfont + Cortibon (Companion Diagnostic) for Major Depressive Disorder (MDD)
- Development partner (HMNC Brain Health) funding Phase 2 study
- Topline data anticipated in 1H 2026

Novel mAb Pipeline

- CRH Antagonist mAb for Congenital Adrenal Hyperplasia
- GLP-1R Antagonist mAb for Post-Bariatric Hypoglycemia

1. Heparan sulfate non-reducing end.
2. Contingent upon reauthorization of Rare Pediatric Disease PRV Program and U.S. FDA approval.

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Program Overview

Autosomal recessive disorder affecting 1 in 200,000 newborns 1 A deficiency in alpha-N-acetylglucosaminidase (NAGLU) leads to lysosomal accumulation of Heparan Sulfate (HS)2 HS buildup impairs neuronal development ultimately leading to neurodegeneration and death Sources: 1. Disease modeling for Mucopolysaccharidosis type IIIB using patient derived induced pluripotent stem cells Huang et al. -Experimental Cell Research 2021; 2. https://curesanfilippofoundation.org 2 5 Mucopolysaccharidosis IIIB (MPS IIIB): Progressive Fatal Neurodegenerative Pediatric Disorder

HS-NRE is deemed to be a biomarker1 reasonably likely to predict clinical benefit and serve as basis for accelerated approval (AA) HS based AA in other MPS subtypes are being pursued (RARE,2 DNLI3, RGNX4 ) Prior agreement with FDA on the tralesinidase program on: Acceptability of HS based biomarker as the primary endpoint for BLA submission The completed clinical and nonclinical studies are sufficient for BLA filing The key design elements of a confirmatory trial (placebo-controlled 5-year study with a 2-year interim analysis in 14 patients) can be initiated prior to potential approval Potential Priority Review Voucher (PRV) eligibility upon approval5 Well-Defined Regulatory Pathway to Approval for Tralesinidase Alfa Sources: 1. Reagan-Udall Foundation Qualifying Biomarkers to Support Rare Disease Regulatory Pathways Workshop Feb 21, 2024; 2. Ultragenyx Pharmaceutical Inc. – Investor Relations https://ir.ultragenyx.com; 3. Denali Therapeutics Inc. – Investor Relations; https://investors.denalitherapeutics.com; 4. Regenxbio Inc. – Investor Relations https://www.regenxbio.com/investors; 5. Contingent upon reauthorization of Rare Pediatric Disease PRV Program. 6

Tralesinidase Alfa Anticipated Development Roadmap

No further clinical or non-clinical studies are required for BLA submission

COMPLETED STUDIES SUPPORTING A POTENTIAL ACCELERATED APPROVAL (AA[3])

NATURAL HISTORY

Natural History Study 1-10 years of age
DQ > 50

250-901
48 wks
N=22

Concurrent Natural History Study
0-18 years of age
No DQ requirement

250-902
up to 192 wks
N=44

TREATMENT

250-201 *(Part 1)*
Dose Finding
N=3

250-201 *(Part 2)*
48 wks
N=22

250-202 Extension
240 wks
N=20

250-401 Extension
140 wks
N=5

Potential Accelerated Approval Based on Reduction in HS Biomarker[1, 2]

PLANNED STUDY FOR FULL APPROVAL

250-301
Ph 4 Confirmatory Trial
N~14
(Initiating Anticipated 1H 26)

Confirmatory Trial Anticipated to Support Full Approval

Sources: 1. Community consensus for Heparan sulfate as a biomarker to support accelerated approval in Neuronopathic Mucopolysaccharidoses Muenzer et al. -Molecular Genetics and Metabolism 2024 2. FDA Guidance to Industry: Demonstrating Substantial Evidence of Effectiveness for Human Drug and Biological Products 20193. Data from completed studies 250-201, 250-202 and 250-401 provide expected sufficient data for BLA filing in 2026.

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Normalization of pathogenic substrate in CSF is the goal of therapy Sources: 1. Internal data on file; 2. J Clin Invest. 2023;133(2):e165076. https://www.jci.org/articles/view/165076 Tralesinidase alfa is designed to target lysosomal delivery and correct NAGLU deficiency Tralesinidase alfa, 300 mg was ICV administered by a 10-minute infusion via an Ommaya reservoir weekly for 48 weeks and either weekly or every other week thereafter 2 8 CSF HS Levels¹ CSF HS-NRE Levels¹ 2 2 Tralesinidase Alfa Was Shown to Significantly and Durably Normalize CSF HS and HS-NRE Levels

Reflective of tralesinidase alfa removal of HS deposits in target organs Source: 1. J Clin Invest. 2023;133(2):e165076. https://www.jci.org/articles/view/165076 Tralesinidase alfa, 300 mg was ICV administered by a 10-minute infusion via an Ommaya reservoir weekly for 48 weeks Liver Volume 1 Cortical Gray Matter Volume 1 9 Tralesinidase Alfa Was Shown to Normalize Liver and Stabilize Cortical Grey Matter Volume

Early Intervention with Tralesinidase Alfa Stabilizes Cognitive Decline in MPS IIIB

Alignment with U.S. FDA on Bayley's Cognition Raw Score as Primary Endpoint for Confirmatory Trial

Natural History:
Progressive Irreversible Cognitive Decline[2]



Studies 901 + 902
Other NH studies
Attenuated subjects
Normal Devel.
Cognitive AEq [1]
Chronological Age (months)
0
12
24
36
48
60
72
84
96
108
120
132
144
156
168
180
192
204

Bayley and Kaufman Assessments:
Most Benefit in Patients with Early Disease

	Early Disease	Late Disease
Baseline (N=22)	10	12
Stable Disease at Endpoint (%)	7/10 (70%)	3/12 (25%)

- ***Tralesinidase alfa treatment was associated with stable cognitive function more frequently in patients with early disease, relative to patents with late disease***
  - Early and late disease groups based on baseline cognition score[3]
  - Disease stability: No meaningful loss of cognitive function[4] at endpoint evaluation

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[1] Bayley Scales of Infant and Toddler Development, Third Edition (BSID-III) or the Kaufman Assessment Battery for Children, Second Edition (KABC-II) Cognition Age Equivalent Score (AEq);[2] J Pediatr. 2022 Oct;249:50-58.e2.;[3] Cognition BSID-III/KABC-11 AEq >40 months or Cognitive Disease Quotient>75 = early stage;[3] BSID-III/KABC-11 cognition AEq ≥6 change from baseline defined as stable disease ;[4] Data on file

22 patients enrolled in the 48-week initial study and extension studies lasting up to 6 years ~6,000 total infusions have been delivered in the 48-week initial study and its extensions Tralesinidase alfa was generally well tolerated with no discontinuations due to drug or device related adverse events and no deaths occurred in the study 1 Device-related adverse events occurred at 0.02 per infusion with serious adverse events occurring; at 0.01 per infusion 1 Hypersensitivity related adverse events reported at <0.01 per infusion and none were severe 1 Anti-drug and neutralizing antibodies occurred but did not affect CSF tralesinidase or CSF HS levels2 Tralesinidase Alfa – Safety Profile and Immunogenicity1 Source: 1 Internal data on file from 250-201 clinical study report; 2 J Pediatr. 2022 Oct;249:50-58.e2. 11

Financials and Commercial

Financial Snapshot 13 Capital Structure and Summary Financials as of December 31, 2024 Capital Structure Shares (M) Common Shares Outstanding 42.2 Equity Awards Issued and Outstanding1 5.8 Common Stock Warrants2 12.7 Fully Diluted Shares Outstanding 60.7 Cash and Debt 000’s Cash & Cash Equivalents $38,753 Debt3 $1,757 Includes 3.5 million common stock options issued and outstanding, with a weighted-average exercise price of $3.27 per share, and 2.2 million restricted stock units outstanding (summation rounds up to 5.8 million equity awards issued and outstanding). Common stock warrants issued in February 2023 in connection with private placement financing; 5-year term with strike price of $3.96 per share. Term loan, gross balance as of December 31, 2024. Up to $122.5 million in total milestones, including up to $22.5 million due upon the achievement of certain development and regulatory milestones and up to $100 million due upon the achievement of certain sales milestones. Subject to the applicable royalty term and certain customary reductions and floors. TA-ERT Exclusive Worldwide License Terms with BioMarin Pharmaceutical, Inc. Term Milestones4 $122,500,000 Royalties on Worldwide Net Sales5 High-single digit to low-teens

Market Benchmark: Enzyme Replacement in MPS Driving Robust Growth

Year-Over-Year Growth Reflective of Improved Diagnosis and Awareness Post-Launch

- **Consistent Growth Trajectories:** Patient-centric commercial strategy linking awareness, diagnosis, and reimbursement using a small field team has generated multiple high-value markets
- **Small patient numbers results in low overall payer burden:** Multiple approved MPS ERTs confirm long-term potential
- **Premium Pricing & Reimbursement:** High unmet need and measurable clinical benefit support favorable payer coverage and sustainable pricing models

Product	Indication[1]	Approval[1]	Incidence[2]	Annual Cost	2024 Annual Worldwide Net Sales
Brineura®	CLN2	2017	0.5 in 100K	$400-$500K[4]	$169M[5]
Vimizim®	MPS IVA	2014	1 in 200K	$450–$600K[3]	$740M[5]
Mepsevii®	MPS VII	2017	1 in 1M	$400–$600K[3]	$30M[6]
Aldurazyme®	MPS I	2003	1 in 100K	$200–$250K[3]	$311M[7]
Elaprase®	MPS II	2006	1 in 160K (males)*	$300–$400K[3]	$635M[8]
Naglazyme®	MPS VI	2005	1 in 250-600K	$400–$500K[3]	$480M[5]

*MPS II (Hunter Syndrome) exclusively affects males



Net Sales ($M) by Launch Year[9]
Brineura
Mepsevii
Aldurazyme
Naglazyme
Vimizim
Elaprase
$250
$200
$150
$100
$50
$0
$700
$600
$500
$400
$300
$200
$100
$0
LY 1
LY 2
LY 3
LY 4
LY 5
LY 6
LY 7
Brineura, Naglazyme, Aldurazyme & Mepsevii Annual Sales <$200M)
Vimizim and Elaprase Annual Sales (>$200M)

YoY sales trajectories MPS therapies, highlight earlier diagnosis and improved awareness contribute to strong market uptake.

Sources: 1. Approval Dates & Indications: U.S. Food and Drug Administration (FDA), *Drugs@FDA* Database (www.fda.gov); 2. National Organization for Rare Disorders (NORD); Christina L. Grant, Jaime López-Valdez, Deborah Marsden, Fatih Ezgü, Mucopolysaccharidosis type VII (Sly syndrome) - What do we know?, Molecular Genetics and Metabolism, Volume 141, Issue 3, 2024, 108145, ISSN 1096-7192.; 3. https://doi.org/10.1016/j.bbmt.2019.02.012; 4. https://www.fiercepharma.com/pharma/biomarin-picks-up-fda-approval-for-orphan-drug-brineura 5. Biomarin Pharmaceutical, Inc. 2024 Annual Report on Form 10-K (page 5); Evaluate Pharma; 6. Ultragenyx, Inc. 2024 Annual Report on Form 10-K (page 75); 7. https://www.sanofi.com/assets/dotcom/pressreleases/2025/2025-01-30-06-30-00-3017713-en.pdf; converted from 297 million EUR to $311 million as of 12/31/24; 8. Takeda Pharmaceutical Company Limited FY2024 Annual Securities Report; 91.6 Billion JPY converted to $635M as of 3/31/24; 9. Evaluate Pharma Uptake Reports (by product).

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Tralesinidase Alfa Enzyme Replacement Therapy (TA-ERT) for the Treatment of Sanfilippo Syndrome Type B (MPS IIIB) Conference Call April 15, 2025   Javier Szwarcberg, M.D., M.P.H., CEO Samir Gharib, M.B.A., President & CFO Kirk Ways, M.D., Ph.D., CMO